SSGA ACTIVE TRUST

State Street® Bridgewater® All Weather® ETF

(the “Fund”)

Supplement dated November 10, 2026, to the Prospectus, Summary Prospectus and Statement of

Additional Information (“SAI”), dated March 1, 2026, as may be supplemented from time to time.

On November 9, 2026, Bridgewater Associates LP, the Sub-Adviser to the Fund (“Bridgewater”), announced that Ms. Karen Karniol-Tambour, one of its three co-Chief Investment Officers, is expected to leave Bridgewater by the end of 2026.

As set forth in the Prospectus, SSGA Funds Management, Inc (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, seeks to achieve the Fund’s investment objective by investing the Fund’s assets based on a model portfolio provided by Bridgewater as the investment sub-adviser to the Fund. Bridgewater provides a daily model portfolio to SSGA FM based on Bridgewater’s proprietary All Weather asset allocation approach. The model portfolio is specific to the Fund. Based on Bridgewater’s investment recommendations, SSGA FM purchases and sells securities and/or instruments for the Fund. SSGA FM seeks to implement Bridgewater’s investment recommendations, but may change the Fund’s investment allocation at any time.

Ms. Karniol-Tambour and Mr. Chris Ward currently serve as the Co-Portfolio Managers employed by Bridgewater that are responsible for generating the model portfolio used by the Adviser to invest the Fund’s assets pursuant to the Fund’s investment strategy. Ms. Karniol-Tambour will continue to serve as a Co-Portfolio Manager with respect to the model portfolio until such time as it has been determined that she will no longer serve in that capacity. Following the departure of Ms. Karniol-Tambour, Mr. Ward will remain as a portfolio manager responsible for the generation of the model portfolio provided by Bridgewater to SSGA FM.

The change that is being announced today regarding the eventual departure of Ms. Karniol-Tambour as one of the two Co-Portfolio Managers responsible for generating the model portfolio used by SSGA FM to invest the Fund’s assets pursuant to the Fund’s investment strategy does not change the composition of SSGA FM’s portfolio management team that is primarily responsible for the day-to-day management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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